UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 31, 2015

CSI Compressco LP
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

CSI Compressco LP (the "Partnership") has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after March 31, 2015, in presentations about the Partnership’s operations and performance. The Partnership may use the Presentation Materials in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Partnership and its business. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The Presentation Materials will also be posted in the Investor Relations section of CSI Compressco LP's website at www.compressco.com.

The information contained in the Presentation Materials is summary information that should be considered within the context of the Partnership’s filings with the Securities and Exchange Commission and other public announcements that the Partnership may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Partnership may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Partnership specifically disclaims any obligation to do so.

Use of Non-GAAP Financial Information

The Partnership has included in the presentation materials financial measures that are prepared in accordance with generally accepted accounting principles, or “GAAP.” To help understand the Partnership’s past financial performance and future results, the Partnership has supplemented the financial results that it provides in accordance with GAAP included in the presentation materials with disclosures concerning EBITDA, adjusted EBITDA, adjusted EBITDA margin, enterprise value, distributable cash flow, distribution coverage ratio, and debt to adjusted EBITDA, each of which are non-GAAP financial measures. The methods the Partnership uses to produce these non-GAAP financial measures may differ from the methods used by other companies. EBITDA, adjusted EBITDA, adjusted EBITDA margin, enterprise value, distributable cash flow, distribution coverage ratio, and debt to adjusted EBITDA are not measures of financial performance under GAAP and the Partnership’s reference to these non-GAAP financial measures should be considered in addition to results that are prepared under GAAP and should not be considered substitutes for financial results that are presented as consistent with GAAP. The Partnership’s management uses supplemental non-GAAP financial information internally to understand, manage, and evaluate the Partnership’s business, to make operating decisions, and for planning and forecasting purposes. Reconciliations to the nearest GAAP financial measures of the non-GAAP financial measures are included in the presentation materials attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Timothy A. Knox
Timothy A. Knox
President
Date: March 31, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation Materials

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